UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

FEDERAL HOME LOAN MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2014, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), issued a press release announcing that Thomas M. Goldstein has been elected to Freddie Mac’s Board of Directors (the Board), effective as of October 30, 2014. Goldstein has been appointed to serve on the Audit Committee and the Compensation Committee of the Board, effective November 15, 2014.

A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Goldstein, age 55, is an executive with extensive financial services, insurance, mortgage banking and risk management experience. From April 2011 to June 2014 Goldstein served as Senior Vice President, Chief Financial Officer, Protection Division of Allstate Insurance Company. From 2009 to 2011 he served as a consultant to the financial services industry and pursued community bank acquisitions with The GRG Group LLC. Prior to that, from 2007 to 2009, he served as Managing Director and Chief Financial Officer for Madison Dearborn Partners, a private equity firm in Chicago, Illinois. From 1998 to 2007, Mr. Goldstein served in a number of executive and finance positions for LaSalle Bank Corporation, including as Chairman, Chief Executive Officer, and President of ABN AMRO Mortgage Group from 2005 to 2007 and as Chief Financial Officer of LaSalle Bank Corporation from 2002 to 2004. He also worked for Morgan Stanley Dean Witter in a variety of positions from 1988 to 1998, including as Senior Vice President, Head of Risk Management and Financial Planning and Analysis, of Novus Financial, from 1997 to 1998 and as Vice President, Head of Finance, Risk Management, Model Development and Investor Relations, of SPS Transaction Services, from 1995 to 1997.

Goldstein will receive compensation as a non-executive director of Freddie Mac as described in the Report on Form 8-K filed by Freddie Mac on December 23, 2008 and the Board Compensation Schedule attached as Exhibit 10.1 thereto, which Exhibit is incorporated herein by reference.

Freddie Mac will enter into an indemnification agreement with Goldstein, effective as of October 30, 2014. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s Report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s Form 10-K filed on February 27, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 31, 2014, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Robert Mailloux
Robert D. Mailloux
Senior Vice President — Corporate Controller and Principal Accounting Officer

Date: October 31, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 31, 2014, issued by Freddie Mac